U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 9, 2004



                              ZKID NETWORK COMPANY
                              --------------------
             (Exact Name of registrant as specified in its Charter)




       Nevada                        0-29981                     91-2027724
----------------------         ------------------             -----------------
State of Incorporation         Commission File No.             I.R.S. Employer
                                                              Identification No.

666 Dundee Road,     Northbrook, IL                   60062
------------------------------------                  -----
(Address of principal executive offices)            (Zip Code)



Registrant's telephone number,(   847   )    509    -    4200
                               ---------  ---------   ----------





                     (Registrant's former name and address)


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Item 5.  Other Events and Regulation FD Disclosure

         On June 11, 2004, we will cause a ten (10%) percent common stock dividend to be paid to our shareholders of record as of June 8, 2004. Each shareholder will receive one (1) share for every ten (10) shares owned as of June 8, 2004. Our stock transfer agency has been charged with the task of issuing and delivering the stock dividend shares to our shareholders.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ZKID NETWORK COMPANY
Dated: June 9, 2004

                                                  /s/Mitchell Lederer
                                                  ------------------------------
                                                  By: Mitchell Lederer
                                                  Title: CEO